Exhibit (j) under Form N-1A
                                            Exhibit 23 under Item 601/Reg. S-K









                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees
Huntington Variable Annuity Funds:



We consent to the use of our report dated February 18, 2002, incorporated herein by reference and to the references to our firm under the captions "Financial Highlights" in the prospectus and "Management of the Fund - Independent Auditors" and "Financial Statements" in the Statement of Additional Information included herein.


                                          /s/ KPMG LLP


Columbus, Ohio
April 12, 2002